MET INVESTORS SERIES TRUST

SUPPLEMENT DATED MARCH 13, 2012

TO THE

PROSPECTUS DATED MAY 1, 2011

BLACKROCK HIGH YIELD PORTFOLIO

The following changes are made to the prospectus of BlackRock High Yield Portfolio (the “Portfolio”), a series of Met Investors Series Trust.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. James Keenan, Managing Director of BlackRock, Charlie McCarthy, Managing Director of BlackRock, Mitchell Garfin, Managing Director of BlackRock, and Derek Schoenhofen, Director of BlackRock, have managed the Portfolio since 2007, 2012, 2009 and 2009, respectively. For additional information, please see “Additional Information about Management – The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

The information about the portfolio managers of the Portfolio in the subsection entitled “The Subadviser” of the section entitled “Additional Information about Management” is amended and restated as follows:

The Portfolio is managed by a team of investment professionals at BlackRock. The lead members of the team are James Keenan, Managing Director of BlackRock since 2008, Charlie McCarthy, Managing Director of BlackRock since 2010, Mitchell Garfin, Managing Director of BlackRock since 2009, and Derek Schoenhofen, Director of BlackRock since 2006. Messrs. Keenan and McCarthy have been part of the Portfolio’s management team since 2007 and 2012, respectively, and Messrs. Garfin and Schoenhofen have each been managing the Portfolio since 2009.

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Mr. Keenan, CFA, is Head of Leveraged Finance Portfolios and Investments within BlackRock’s Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. Prior to joining BlackRock in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004.

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Mr. McCarthy, CFA, joined BlackRock in 2010. He is a member of the Corporate Credit Group within BlackRock’s Fundamental Fixed Income Portfolio Management Group. He is also a portfolio manager on the High Yield Team. Mr. McCarthy was a founding partner of Prides Capital, LLC from 2004 to 2010. He was a Senior Vice President at Putnam Investment Management, Inc. from 1997 to 2004, becoming head of its credit trading group.

■	Mr. Garfin, CFA, has served as a portfolio manager at BlackRock since 2005 and as a credit research analyst in BlackRock’s Portfolio Management Group from 2000 to 2005.

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Mr. Schoenhofen has served as a portfolio manager at BlackRock since 2006. From 2000 to 2006, Mr. Schoenhofen was a member of the Portfolio Management Group responsible for managing the financing for the firm’s leveraged funds and investing all excess cash across all the real money accounts.